UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Vericel Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VERICEL CORPORATION ATTN: SEAN C. FLYNN 64 SIDNEY STREET CAMBRIDGE, MA 02139	Your Vote Counts! VERICEL CORPORATION 2021 Annual Meeting of Shareholders Vote by April 27, 2021 11:59 p.m. ET

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You invested in VERICEL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on April 28, 2021 at 9:00 a.m. ET.

Get informed before you vote
View the Notice of Virtual Annual Meeting of Shareholders & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of voting materials by requesting them prior to April 14, 2021. If you would like to request a copy of the voting materials, you must request one by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639, or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 28, 2021 9:00 a.m. ET
Virtually at: www.virtualshareholdermeeting.com/VCEL2021 Vote by Mail You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

*Vericel will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. You can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/VCEL2021. The Annual Meeting webcast will begin promptly at 9:00 a.m. ET on April 28, 2021. We encourage you to access the Annual Meeting webcast prior to the start time. You will need the 16-digit control number listed above to be able to vote these shares during the Annual Meeting. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, will be posted at www.virtualshareholdermeeting.com/VCEL2021 two weeks prior to the date of the Annual Meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items				Board Recommends
1.	Election of Directors
Nominees:
	01) Robert L. Zerbe	04) Steven Gilman	07) Dominick C. Colangelo	For
	02) Alan L. Rubino	05) Kevin McLaughlin
	03) Heidi Hagen	06) Paul Wotton
2.	To approve, on an advisory basis, the compensation of Vericel Corporation’s named executive officers.			For
3.	To ratify the appointment of PricewaterhouseCoopers LLP as Vericel Corporation’s Independent Registered Public Accounting firm for the fiscal year ending December 31, 2021.			For
NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof. Even if you are planning to attend the meeting virtually, you are urged to sign and mail the Proxy in the return envelope so that the stock may be represented at the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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